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                                                                   EXHIBIT 10-Ac

                                   ZILA, INC.

                              1997 STOCK AWARD PLAN

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT

      [OPTIONEE'S NAME AND ADDRESS]

      The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Grant Number                         _________________________

      Date of Grant                        _________________________

      Vesting Commencement Date            _________________________

      Exercise Price per Share             $________________________

      Total Number of Shares Granted       _________________________

      Total Exercise Price                 $________________________

      Type of Option:                      [Incentive/Nonstatutory Stock Option]

      Maximum Term/Expiration Date:        _________________________

      Vesting Schedule:

      This Option shall vest and become exercisable in accordance with the following:

      (Describe) All vesting is subject to Optionee continuing to be a Service Provider on each vesting date.

II.   AGREEMENT

      1. Grant of Option. The Administrator of the Company hereby grants to the person named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of shares of Common Stock set forth in the Notice of Grant, at the exercise price per share of Common Stock set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

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            This Option is [NOT] intended to qualify as an Incentive Stock
Option as defined in Section 422 of the Code. [Instead, this Option is a Nonstatutory Stock Option.]

      2. Vesting. Subject to the limitations contained herein, the Option will vest as provided in Optionee's Grant Notice, provided that vesting will cease upon the termination of Optionee's continuous service as a Service Provider.

      3. Number of Shares and Exercise Price. The number of shares of Common Stock subject to the Option and the Exercise Price per share referenced in the Grant Notice may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

      4. Exercise.

            (a) Optionee may exercise the vested portion of the Option at any time during the term of the Option (as described in Section 5). In order to exercise the vested portion of the Option, Optionee must deliver a Notice of Exercise (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

            (b) Optionee may not exercise the unvested portion of the Option.

            (c) By exercising the Option, Optionee agrees that, as a condition to any exercise of the Option, the Company may require Optionee to enter into an arrangement providing for the payment by Optionee to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the Option or (2) the disposition of shares of Common Stock acquired upon such exercise.

            (d) No shares of Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the shares of Common Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares of Common Stock.

            (e) The Option may be exercised only for whole shares of Common Stock and not for a fraction of a share of Common Stock.

      5. Term. Optionee may not exercise the Option before the commencement of its term or after its term expires. The term of the Option commences on the Date of Grant and expires upon the EARLIEST of the following:

            (a) With respect to the unvested portion of the Option, upon termination of Optionee's Continuous Service;

            (b) With respect to the vested portion of the Option, three (3) months after the termination of Continuous Service for any reason other than Optionee's Disability, death or a termination for Cause, provided that if during any part of such three (3) month period the Option is not exercisable solely because of the condition set forth in Section 7 below relating to "Securities Law Compliance," the Option shall not expire until the earlier of the Expiration Date or until it shall

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have been exercisable for an aggregate period of three (3) month after the termination of Optionee's Continuous Service.

                  Notwithstanding the foregoing, if, following the termination of the Optionee's Continuous Service pursuant to this Section 5(b), the exercise of the Option or sale of shares of Common Stock received upon the Option's exercise the issuance or sale of shares of Common Stock received upon exercise of the Option would violate Applicable Laws or any Company-mandated trading policy (together, the "Restrictions"), then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Grant Notice or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Service during which the exercise of the Option would not be in violation of such Restrictions;

            (c) With respect to the vested portion of the Option, immediately upon the termination of Continuous Service for Cause;

            (d) With respect to the vested portion of the Option, twelve (12) months after the termination of the Optionee's Continuous Service due to Optionee's Disability or death;

            (e) Immediately prior to the close of certain Corporate Transactions, pursuant to Section 9 of the Plan

            (f) the Expiration Date indicated in Optionee's Grant Notice; or

            (g) the day before the tenth (10th) anniversary of the Date of Grant.

      6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, Optionee may not exercise the Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with all Applicable laws and regulations governing the Option, and Optionee may not exercise the Option if the Company determines that such exercise would not be in material compliance with applicable laws.

      7. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company, Optionee shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company. Such restriction shall apply only to the first registration statement of the Company to become effective that includes securities to be sold on behalf of the Company to the public in an underwritten public offering. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      8. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of the Option. Payment of the aggregate Exercise Price shall be by either of the following, or a combination thereof, at the election of the Optionee:

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            (a) cash or check;

            (b) In the Company's sole discretion at the time the Option is exercised and provided that at the time of exercise the shares of Common Stock are publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of shares of Common Stock (or securities into which the shares of Common Stock have been converted), results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

      9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      10. Withholding Obligations.

            (a) At the time Optionee exercises the Option, in whole or in part, or at any time thereafter as requested by the Company, Optionee hereby authorize withholding from payroll and any other amounts payable to Optionee, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an affiliate, if any, which arise in connection with the Option.

            (b) Upon Optionee's request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to Optionee upon the exercise of the Option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of the Option, stock withholding pursuant to the preceding sentence shall not be permitted unless Optionee make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of the Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of the Option that are otherwise issuable to Optionee upon such exercise. Any adverse consequences to Optionee arising in connection with such share withholding procedure shall be Optionee's sole responsibility.

            (c) Optionee may not exercise the Option unless the tax withholding obligations of the Company or any affiliate are satisfied. Accordingly, Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

      11. Tax Consequences. The Company makes no representations regarding the tax treatment related to the Option or its exercise. THE OPTIONEE SHOULD CONSULT A TAX

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ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES OF COMMON
STOCK.

            Optionee agrees that Optionee may be subject to income and employment tax withholding by the Company on the compensation income recognized by the Optionee and that the Company shall not be required to issue shares of Common Stock upon the exercise of the Option unless Optionee adequately provides for the Company to satisfy its withholding obligations.

      12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Arizona.

      13. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF COMMON STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES OF COMMON STOCK HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   ZILA, INC.

____________________________________        By: _______________________________
Signature

____________________________________        Name: ________________________
Print Name
                                            Title: _______________________

____________________________________

____________________________________
Residence Address

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                                    EXHIBIT A

                                   ZILA, INC.

                              1997 STOCK AWARD PLAN

                                 EXERCISE NOTICE

Zila, Inc.
[Address]

Attention: [NAME AND/OR TITLE]

      1. Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of Common Stock (the "Shares") of Zila, Inc. (the "Company") under and pursuant to the 1997 Stock Award Plan (the "Plan") and the Stock Option Agreement dated ________, 200___ (the "Option Agreement").

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the shares of Common Stock, as set forth in the Option Agreement.

      3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Shareholder. Until the issuance of the shares of Common Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or any other rights as a shareholder shall exist with respect to the shares of Common Stock, notwithstanding the exercise of the Option. The shares of Common Stock shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 10(c) of the Plan.

      5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the shares of Common Stock. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the shares of Common Stock and that Optionee is not relying on the Company for any tax advice.

      6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

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      8. Governing Law; Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules, of Arizona.

      9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                               Accepted by:

OPTIONEE:                                   ZILA, INC.

____________________________________        By: ________________________________
Signature
                                            Name:_______________________________
____________________________________
Print Name                                  Title:______________________________

Address:
                                            ____________________________________
                                            Date Received

____________________________________

____________________________________

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